Exhibit 99.4

PROGENICS PHARMACEUTICALS, INC.

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013

AND FOR THE YEAR ENDED DECEMBER 31, 2012

On January 18, 2013, Progenics Pharmaceuticals, Inc. (Progenics or the Company) acquired all of the outstanding capital stock of Molecular Insight Pharmaceuticals, Inc. (MIP) pursuant to a Stock Purchase and Sale Agreement (Agreement) with MIP, its stockholders (Stockholders) and Highland Capital Management, L.P. as Representative of the Stockholders. As a result, MIP is now a wholly-owned subsidiary of Progenics.

The unaudited pro forma combined statement of operations for the nine months ended September 30, 2013 and for the year ended December 31, 2012 presented herein are based on the historical unaudited and audited financial statements of Progenics and MIP as if the acquisition was consummated on January 1, 2012, and after giving effect to the acquisition and the assumptions and adjustments described in the accompanying notes to these unaudited pro forma combined statements of operations.

In the acquisition, Progenics acquired all of MIP’s outstanding capital stock in consideration of the issuance by Progenics to the Stockholders of 4,566,210 shares (500,000 of which were placed in escrow) of Progenics common stock in a private transaction exempt from the registration requirements of the U.S. Securities Act of 1933 and therefore subject to transfer restrictions at the time of issuance. (The closing NASDAQ market price of Progenics’ freely transferable common shares on January 18, 2013 was $2.83 per share.) Under the Agreement, Progenics also agreed to pay to the stockholders potential milestones, in cash or Progenics stock at Progenics’ option, of up to $23 million contingent upon achieving specified commercialization events and up to $70 million contingent upon achieving specified sales targets relating to all MIP products. 93,847 of the escrow shares have been returned to Progenics to date pursuant to adjustment provisions of the Agreement, resulting in the number of shares currently issued to MIP’s stockholders being 4,472,363.

The Progenics statements of operations for nine months ended September 30, 2013 and for the year ended December 31, 2012 reflected in these pro forma statements were derived from its unaudited consolidated financial statements included in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013 and its audited consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2012, filed with the U.S. Securities and Exchange Commission. The MIP statement of operations for the nine months ended September 30, 2013 was derived from its accounting records and represents Progenics’ best estimate of the historical results of operations for MIP from January 1, 2013 through January 18, 2013. The MIP statement of operations for the year ended December 31, 2012 was derived from its audited financial statements included as Exhibit 99.1 of Amendment No. 1 filed on April 4, 2013 to Progenics’ January 22, 2013 Form 8-K.

We have accounted for the Molecular acquisition by allocating our estimate of the fair market value of the consideration we paid to the fair values of the assets acquired and liabilities assumed at the effective date of the acquisition, as summarized below. Under applicable accounting requirements, we were required to make the final determination within one year of the acquisition date. Acquired intangible assets, including goodwill, are not deductible for tax purposes. The dollar amounts of assets acquired and liabilities assumed that were used in acquisition accounting were based on the respective fair values of such assets and liabilities at the time of closing on January 18, 2013 as finally determined. The unaudited pro forma statements of operations do not give effect to the potential impact of current financial conditions, regulatory matters, operating efficiencies or other savings or expenses that may be associated with the acquisition, and do not include any estimates of future integration costs.

The unaudited pro forma statements of operations have been prepared for illustrative purposes only and are not necessarily indicative of the financial position or results of operations in future periods of the combined company or the results that actually would have been realized had Progenics and MIP been a combined company prior to January 18, 2013. The unaudited pro forma combined statements of operations, including the notes thereto, should be read in conjunction with the historical consolidated financial statements of Progenics for the nine months ended September 30, 2013 and for the year ended December 31, 2012 and the historical consolidated financial statements of MIP for the year ended December 31, 2012, as well as the April 4, 2013 and June 19, 2013 Forms 8-K/A.

Unaudited Pro Forma Combined Statement of Operations

For the nine months ended September 30, 2013

(amounts in thousands, except net loss per share)

	Progenics (1)	MIP (2)	Pro Forma Adjustments	Notes	Progenics Unaudited Pro Forma Combined
Revenues:
Royalty income	$3,052	$—	$—		$3,052
Collaboration revenue	1,512	4	—		1,516
Research grants	275	1	—		276
Other revenues	55	—	—		55

Total revenues	4,894	5	—		4,899

Expenses:
Research and development	26,702	541	—		27,243
License fees – research and development	314	16	—		330
Royalty expense	308	1	—		309
General and administrative	10,853	1,388	(790)	(A)	11,451
Depreciation and amortization	774	13	—		787

Total expenses	38,951	1,959	(790)		40,120

Operating (loss) income	(34,057)	(1,954)	790		(35,221)
Other income (expense):
Interest income	36	—	—		36
Interest expense	—	(6,529)	6,529	(B)	—
Change in fair value of liabilities	—	—	—		—
Other	—	506	(506)	(B)	—

Total other income (expense)	36	(6,023)	6,023		36

Net (loss) income before income taxes	(34,021)	(7,977)	6,813		(35,185)
Income tax benefit	—	—	—		—

Net (loss) income	$(34,021)	$(7,977)	$6,813		$(35,185)

Net loss per share – basic and diluted	$(0.63)				$(0.65)

Weighted-average shares – basic and diluted	54,104				54,104

(1)	Amounts represent the historical results of operations for Progenics, including the results of operations for MIP from January 19, 2013, the date it subsequently became a wholly owned subsidiary of Progenics, and are based on the accounting records of Progenics, as reported in its Quarterly Report on Form 10-Q for the nine months ended September 30, 2013, filed with the U.S. Securities and Exchange Commission on November 12, 2013.
(2)	Amounts represent Progenics’ best estimate of the historical results of operations for MIP from January 1, 2013 to January 18, 2013, the effective date of MIP becoming a wholly owned subsidiary of Progenics, and are based on the accounting records of MIP provided to Progenics in connection with the Agreement.

See accompanying notes to the unaudited pro forma combined statements of operations.

Unaudited Pro Forma Combined Statement of Operations

For the year ended December 31, 2012

(amounts in thousands, except net loss per share)

	Progenics (1)	MIP (2)	Pro Forma Adjustments	Notes	Progenics Unaudited Pro Forma Combined
Revenues:
Royalty income	$4,963	$7	$—		$4,970
Collaboration revenue	8,525	2,949	—		11,474
Research grants	488	1,172	—		1,660
Other revenues	72	59	—		131

Total revenues	14,048	4,187	—		18,235

Expenses:
Research and development	31,840	20,829	—		52,669
License fees – research and development	1,170	117	—		1,287
Royalty expense	499	—	—		499
General and administrative	14,706	5,322	(366)	(A)	19,662
Depreciation and amortization	1,324	394	—		1,718

Total expenses	49,539	26,662	(366)		75,835

Operating (loss) income	(35,491)	(22,475)	366		(57,600)
Other income (expense):
Interest income	60	35	—		95
Interest expense	—	(9,974)	9,974	(B)	—
Change in fair value of liabilities	—	2,159	(2,159)	(B)	—
Other	—	(1)			(1)

Total other income (expense)	60	(7,781)	7,815		94

Net (loss) income before income taxes	(35,431)	(30,256)	8,181		(57,506)
Income tax benefit	—	420	—		420

Net (loss) income	$(35,431)	$(29,836)	$8,181		$(57,086)

Net loss per share – basic and diluted	$(1.02)				$(1.45)

Weighted-average shares – basic and diluted	34,754		4,566	(C)	39,320

(1)	Amounts represent historical results of operations for Progenics for the year ended December 31, 2012 and are derived from its audited financial statements for the year ended December 31, 2012.
(2)	Amounts represent historical results of operations for MIP for the year ended December 31, 2012 and are derived from its audited financial statements for the year ended December 31, 2012.

See accompanying notes to the unaudited pro forma combined statements of operations.

PROGENICS PHARMACEUTICALS, INC.

NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013

AND FOR THE YEAR ENDED DECEMBER 31, 2012

(amounts in thousands, except per share amounts or as otherwise noted)

1. Basis of Presentation

On January 18, 2013, Progenics Pharmaceuticals, Inc. (Progenics or the Company) acquired all of the outstanding capital stock of Molecular Insight Pharmaceuticals, Inc. (MIP) pursuant to a Stock Purchase and Sale Agreement (Agreement) with MIP, its stockholders (Stockholders) and Highland Capital Management, L.P. as Representative of the Stockholders.

The unaudited pro forma combined financial information was prepared using the acquisition method of accounting, based on the historical financial statements of Progenics and MIP, with Progenics being the acquirer. All adjustments have been included in Pro Forma Adjustments in the Unaudited Pro Forma Combined Statements of Operations.

The total acquisition consideration (for accounting purposes) was determined to be the value of the 4,566,210 shares issued by Progenics to the Stockholders (500,000 of which were placed in escrow) of Progenics common stock in a private transaction exempt from the registration requirements of the U.S. Securities Act of 1933 and therefore subject to transfer restrictions at the time of issuance and the fair value of the contingent consideration. (The closing NASDAQ market price of Progenics’ freely transferable common shares on January 18, 2013 was $2.83 per share.) Under the Agreement, Progenics also agreed to pay to the stockholders potential milestones, in cash or Progenics stock at Progenics’ option, of up to $23 million contingent upon achieving specified commercialization events and up to $70 million contingent upon achieving specified sales targets relating to all MIP products. 93,847 of the escrow shares have been returned to Progenics to date pursuant to adjustment provisions of the Agreement, resulting in the number of shares currently issued to MIP’s stockholders being 4,472,363.

Under the acquisition method of accounting, identifiable assets and liabilities of MIP, including identifiable intangible assets are based on their fair values as of the effective date of the acquisition on January 18, 2013. Goodwill was calculated as the difference between the acquisition consideration and the aggregate fair values of identifiable net assets acquired.

The acquisition consideration and the allocation of the acquisition consideration have been, in part, based upon a valuation, as described below.

Cash and cash equivalents, and other tangible assets and liabilities: Tangible assets and liabilities were valued at their respective carrying amounts. Management believes that these amounts approximate their current fair values.

Identifiable intangible assets and liabilities: Identifiable intangible assets acquired include in-process research and development. The fair value of intangible assets was based on the third party’s valuation.

In-process research and development: In-process research and development represents incomplete research and development projects for MIP’s product candidates. Management has estimated that $32.3 million of the acquisition consideration represents the fair value of acquired in-process research and development. The fair value of in-process research and development was determined using the income approach, including the application of probability factors related to the likelihood of success of the respective projects. It also took into consideration information and certain project-related documents and forecasts prepared by management. The fair value of in-process research and development will be capitalized as of the acquisition date and subsequently accounted for as an indefinite-lived intangible asset until disposition of the asset or completion or abandonment of the associated research and development efforts. Accordingly, during the development period after the completion of the acquisition, these assets will not be amortized into earnings; instead, these assets will be subject to periodic impairment testing. Upon successful completion of the development process for an acquired in-process research and development project, determination as to the useful life of the asset will be made. The assets will then be considered finite-lived intangible assets and amortization of the assets into earnings would begin over the estimated useful life of the assets.

PROGENICS PHARMACEUTICALS, INC.

NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013

AND FOR THE YEAR ENDED DECEMBER 31, 2012

(amounts in thousands, except per share amounts or as otherwise noted)

Goodwill: Goodwill represents the excess of the acquisition consideration over the aggregate fair values of net assets acquired. Goodwill will not be amortized but will be tested for impairment at least annually or whenever certain indicators of impairment are present. In the future, if it is determined that goodwill is impaired, an impairment charge will be recorded at that time.

Deferred tax assets and liabilities: Deferred tax assets and liabilities reflect the net tax effects of temporary differences between the carrying amounts of certain assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets and liabilities also result from adjustments where book values of certain assets and liabilities differ from their tax bases. Valuation allowances are established, when necessary, to reduce the net deferred tax asset to the amount more likely than not to be realized. The purchase price allocation includes a deferred tax liability for the book-tax difference related to the in-process research and development intangibles.

Purchase Price: The determination of the fair value of the acquired net assets is as follows:

Amount
Consideration:
Progenics common stock consideration	$11,265
Contingent consideration (related to future milestone obligations)	15,900

Total consideration	27,165

Tangible assets acquired and liabilities assumed:
Cash and cash equivalents	1,888
Accounts receivable	56
Other current assets	529
Fixed assets	249
Accounts payable, accrued expenses and deferred revenue - current	(2,876)
Deferred tax liability – long term	(12,683)

Total tangible assets acquired and liabilities assumed	(12,837)

Intangible assets	32,300

Total tangible and intangible assets acquired and liabilities assumed	19,463

Goodwill	$7,702

The actual acquisition accounting for the transaction was based on the fair value of the acquisition consideration and the final fair value of MIP’s assets and liabilities as of the effective date on January 18, 2013.

PROGENICS PHARMACEUTICALS, INC.

NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013

AND FOR THE YEAR ENDED DECEMBER 31, 2012

(amounts in thousands, except per share amounts or as otherwise noted)

2. Pro Forma Adjustments

The pro forma adjustments included in the unaudited pro forma combined statements of operations are as follows:

A.	To eliminate non-recurring transaction expenses recorded in the statement of operations.

B.	To eliminate interest expense and change in fair value of liabilities related to the term loan payable, loan derivative and warrant liability.

C.	Change in weighted average shares outstanding.

3. Non-recurring Transaction Costs

The non-recurring transaction expenses incurred by Progenics for the nine months ended September 30, 2013 and the year ended December 31, 2012 were $790 and $366, respectively, and are reflected as an adjustment to reduce general and administrative expenses in the pro forma combined statements of operations.

4. Commitments and Contingencies

In the ordinary course of Progenics’ business, the Company enters into agreements with third parties, such as business partners, clinical sites and suppliers, that include indemnification provisions which in its judgment are normal and customary for companies in its industry sector. Progenics generally agrees to indemnify, hold harmless and reimburse indemnified parties for losses suffered or incurred by them with respect to its products or product candidates, the use thereof and/or other actions taken or omitted by the Company. The maximum potential amount of future payments Progenics could be required to make under these indemnification provisions is not limited. The Company has not incurred material costs to defend lawsuits or settle claims related to these provisions. As a result, we have estimated the fair value of liabilities relating to indemnification provisions to be minimal.